LEEB FOCUS FUND

Supplement to the Statement of Additional Information dated March 31, 2010

Supplement dated January 6, 2011

FUND INVESTMENTS

The following supplements the information in the section “Additional Information about Fund Investments and Risk Considerations:”

M .  Leveraged or Inverse Exchange-Traded Funds.  The Fund may invest in leveraged and/or inverse ETFs, including multiple inverse (or ultra-short) ETFs.  These ETFs are subject to additional risk not generally associated with traditional ETFs.  Leveraged ETFs seek to multiply the performance of the particular benchmark that is tracked (which may be an index, a currency or other benchmark).  Inverse ETFs seek to negatively correlate to the performance of a benchmark.  These ETFs seek to achieve their returns by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra short ETF that seeks twice the inverse return, it would lose 2%).  By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented in the index than would otherwise be required.

Leveraged and inverse ETFs typically determine their inverse return on a day-to-day basis and, as a result, there is no guarantee that the ETF’s actual long-term returns will be equal to the daily return that the fund seeks to achieve.  For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a double inverse ETF may in fact be considerably less than two times the long-term inverse return of the tracked index.  Furthermore, because these ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of their derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to lose value.  Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the leveraged or inverse ETF and, indirectly, to the Fund. The use of these techniques by the leveraged or inverse ETF will make the Fund’s investment in such ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivate instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than its principal amount).  Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby, increasing the amounts of the Fund’s taxable distributions.

N.  Foreign Currency Transactions.                                                                The Fund may invest in underlying funds that conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. Underlying funds may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract, or to hedge against risks arising from securities that the underlying fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. At or before settlement of a forward currency contract, an underlying fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the underlying fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the underlying fund into the currency.

Foreign currency transactions involve certain costs and risks. For example, an underlying fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the adviser to the underlying fund is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for an underlying fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the underlying fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. Underlying funds may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the underlying fund holds in its portfolio or which it intends to purchase.

Supplement effective January 6, 2011

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (866) 400-5332.